UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8–K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 29, 2008

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FOOTHILLS RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Nevada	001-31546	98-0339560
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)	No.)

4540 California Avenue, Suite 550

Bakersfield, California 93309

(Address of Principal Executive Offices, Including Zip Code)

(661) 716-1320

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On August 29, 2008, Foothills Resources, Inc. (the “Company”) issued a press release announcing the Company’s engagement of Houston-based Parkman Whaling LLC for the purpose of assisting the Company in exploring strategic alternatives as well as developing and facilitating a plan of restructuring. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

Exhibit 99.1	Press Release of Foothills Resources, Inc., dated August 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOTHILLS RESOURCES, INC.

Date:	September 2, 2008	/s/ W. Kirk Bosché
Name: W. Kirk Bosché
Title:Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release of Foothills Resources, Inc., dated August 29, 2008.

EXHIBIT 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

COMPANY CONTACTS:

DENNIS B.TOWER, CHIEF EXECUTIVE OFFICER

JOHN L.MORAN, PRESIDENT

W.KIRK BOSCHÉ, CHIEF FINANCIAL OFFICER

888–662–3877

WWW.FOOTHILLS–RESOURCES.COM

Foothills Resources, Inc. Engages

Parkman Whaling LLC as Advisor

BAKERSFIELD, Calif. – (PR Newswire) – August 29, 2008 – Foothills Resources, Inc. (OTCBB: FTRS) (the “Company”) today announced that it has engaged Houston-based Parkman Whaling LLC for the purpose of assisting the Company in exploring strategic alternatives as well as developing and facilitating a plan of restructuring.

As previously announced, Foothills is currently in default under its existing Credit Facility. The lenders under the Credit Facility have agreed to forbear the exercise of remedies under the facility until September 15, 2008. The plan of restructuring is expected to provide for specific courses of action by the Company, as well as a specific timeline, with a view toward curing the default or restructuring the Credit Facility.

The Company does not intend to disclose developments with respect to any potential strategic alternatives unless and until its Board of Directors has made a decision regarding a specific course of action.

About Foothills Resources, Inc.

Foothills Resources, Inc. is a growth-oriented independent production and exploitation energy company with operations and opportunities in Texas, California and Oklahoma. Additional information on Foothills Resources is available at http://www.foothills-resources.com.

SEC Filings and Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. The words “will,” “should,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict,” “plan” and similar expressions are also intended to identify forward-looking statements. Such forward-looking statements involve assumptions and are subject to known and unknown risks and uncertainties that could cause actual results or performance to differ materially from those expressed or implied by such forward-looking statements. Although we believe that the assumptions reflected in such forward-looking statements are reasonable, we can give no assurance that such assumptions will prove to have been correct. You should also know that such statements are not guaranties of future performance and are subject to risks, uncertainties and assumptions, including, but not limited to, our ability to negotiate additional forbearances, our ability to maintain compliance with covenants of our Credit Facility or Forbearance Agreement, our compliance with the terms of the Credit Facility, our ability to consummate any strategic alternatives, our ability to discover reserves that may be extracted on a commercially viable basis, our ability to accurately estimate oil and gas reserves, intense competition, environmental risks and general economic conditions including the price of oil and gas. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Should any of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may differ materially from those included within these forward-looking statements. We undertake no obligation to publicly release the result of any revision to these forward-looking statements to reflect events or circumstances occurring after the date of this release or to reflect the occurrence of unanticipated events. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission, including the Company’s Report on Form 10-Q for the quarter ended June 30, 2008, which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operations and cash flows.

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